                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Brian J. Kennedy and Alan L. Lowe and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement and any or all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Signature                              Capacity
       ---------                              --------
/s/ David S. Robertson           Chairman and Director
- -------------------------
David S. Robertson

/s/ Brian J. Kennedy             President, Chief Executive Officer, and
- -------------------------        Director (Principal Executive Officer)
Brian J. Kennedy

/s/ Alan L. Lowe                 Vice President, Finance, Treasurer and Chief
- -------------------------        Financial Officer (Principal Financial Officer)
Alan L. Lowe

/s/ Jay A. Nutt                  Controller and Principal Accounting Officer
- -------------------------
Jay A. Nutt

/s/ Stephen V. Arnold            Director
- -------------------------
Stephen V. Arnold

/s/ Michael J. Callahan          Director
- -------------------------
Michael J. Callahan

/s/ John A. Eckersley            Director
- -------------------------
John A. Eckersley


                                     -12-